UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2008

EAU Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51807	87-0654478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite A, 1890 Cobb International Blvd., Kennesaw, GA 30152
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (678) 388-9492

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD.

Item 7.01 Regulation FD Disclosure.

On June 19, 2008, EAU Technologies, Inc. (the “Company”) announced that an analysts’ report, dated June 10, 2008 (the “Report”) has been issued by Catalyst Financial Resources, LLC (“Catalyst”). See Exhibit 99.1. The Company expects to provide the Report to various members of the financial and investment community from time to time, and may cause the Report to be posted on the Company’s corporate website. As disclosed in the Report, the Company has agreed to pay a fee to Catalyst in consideration for its preparation of the report. The Company issued a press release announcing the issuance of the Report. See Exhibit 99.2.

Although the Company has reviewed the Report and provided some comments on it to Catalyst, the Company cannot give any assurances on the accuracy of all of the information contained in the Report. Furthermore, the financial projections contained in the Report were prepared by Catalyst based upon Catalyst’s analysis, and the Company has declined to make any comment on the projections.

The information in this Form 8-K and Exhibits 99.1 and 99.2 hereto is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of the section, is not subject to the requirements of Item 10 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any registration or other filing with the SEC under the Exchange Act or the Securities Act of 1933, regardless of any statement contained in such a filing.

Forward-Looking Statements

The projections contained in this Form 8-K and Exhibits 99.1 and 99.2 hereto, as well as any statements relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections and statements are not guarantees of future performance, but are based upon certain assumptions, including assumptions regarding the Company’s future financial position and liquidity; the Company’s ability to expand its business; and the anticipated success of the Company’s new products. These projections, statements and assumptions have been made by Catalyst and are not made by the Company. The projections and other forward-looking statements, and underlying assumptions, are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from the results anticipated, including the risk that Catalyst is incorrect in its assumptions and conclusions regarding the Company and risks affecting the Company’s business. Business risks that could affect the Company’s future performance include risks associated with successfully developing our business in evolving markets, our need for additional capital, our continuing operating losses, the ability of our management to conduct distribution activities and sell products, possible failure to successfully develop new products, vulnerability to competitors due to lack of patents on our products, and other risks generally applicable to the Company’s business. For a discussion of other risk factors that may impact the Company’s business, please see the risk factors set forth in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 14, 2008. The Company expressly disclaims any obligation or duty to update or modify the projections provided above.

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Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.
Not applicable

(b)    Pro Forma Financial Information.
Not applicable

(c)    Shell Company Transactions.
Not Applicable

(d)    Exhibits.

Exhibit Number	Description

99.1	Copy of Report by Catalyst Financial Resources, LLC, dated June 10, 2008

99.2	Press Release dated June 19, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, EAU Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2008	EAU TECHNOLOGIES, INC.

	By:	/s/ Brian D. Heinhold
Brian D. Heinhold
Chief Financial Officer

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